Exhibit 10.19 EMPLOYEE AGREEMENT In consideration of my employment or continued employment by Nektar Therapeutics, its subsidiaries or affiliates (collectively, the “Company”), I, John Northcott (name) residing at [***] (address) as of the date I was first employed by Company as follows: 1. Entire AAgreement:: This Agreement setss forth the completec and entire agreement between Company and me and supersedes any and all previous oral or written communications, discussions and agreements between Company and me with respect to the subject of this Agreement. 2. Employment: a. Duty of LLoyalty. During the period of my employment by the Company, I shall devote my full time and best efforts to the business of the Company, and I shall neither pursue any business opportunity outside the Company nor take any position with any organization other than as authorized in writing by the Chief Executive Officer of the Company. While employed by the Company, I will avoid all conflicts of interest and will not compete with the Company or undertake other acts of disloyalty. b. Change in Jobs. I agree that all of my obligations under this Agreement will remain in full force and effect should I receive a promotion, demotion or experience a change in job title or duties while employed by the Company. c. Employment at Will. I agree that this Agreement does not guarantee my continued employment with the Company. I acknowledge that, unless I enter into a written employment agreement with the Company that provides for a specified period of employment, I am employed "at-will," meaning that either the Company or I may terminate the employment relationship at any time, for any or no reason, with or without cause or prior notice. 3. Assignment of Developments: a. Assignment to Company. If at any time or times during my employment or other association with the Company, I shall (either alone or with others) make, conceive, create, discover, invent or reduce to practice any development that (i) relates to the business of the Company or any of the products or services being developed, manufactured or sold by the Company or which may be used in relation therewith; or (ii) results from tasks assigned to me by the Company; or (iii) results from the use of premises or personal property (whether tangible or intangible) owned, leased or contracted for by the Company (hereinafter collectively referred to as "Developments"), then all such Developments and the benefits thereof are and shall immediately become the sole and absolute property of the Company and its assigns, as works made for hire or otherwise. I shall promptly disclose to the Company (or any persons designated by it) each such Development. I hereby assign all rights (including, but not limited to, rights to inventions, patentable subject matter, copyrights and trademarks) I may have or may acquire in the Developments, as well as all benefits and/or rights resulting therefrom, to the Company and its assigns without further compensation and shall communicate, without cost or delay, and without disclosing to others the same, all available information relating thereto (with all necessary plans and models) to the Company. b. Req uirement to Provide Assistance. I agree to assist the Company, or its designee, at the Company's expense, in every proper way to secure the Company's rights in the

Developments and any copyrights, patents, trademarks, and trade secret rights or other intellectual property rights in connection with any such Developments in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company, its successors, assigns, and nominees the sole and exclusive rights, title and interest in and to such Developments, and any copyrights, patents, trademark and other intellectual property rights relating thereto. I further agree that my obligation to execute or cause to be executed, when it is in my power to do so, any such instrument or papers shall continue after the termination of this Agreement. If the Company is unable, because of my mental or physical incapacity or for any other reason, to secure my signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Developments or original works of authorship assigned to the Company as above, then I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and in my behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright registrations thereon with the same legal force and effect as if executed by me. c. Works Made For Hire. I will promptly disclose to the Company all material which I produce, compose or write, individually or in collaboration with others, which arises out of work delegated to me by the Company. I agree that all such material constitutes a work for hire, and at the expense of the Company, I will assign to the Company all my interest in such copyrightable material and will sign all papers and do all other acts necessary to assist the Company to obtain copyrights on such material in any and all countries. d. Ongoing Notice Obligation. I agree that for a period of one (1) year following the termination of my employment for any reason, I will notify the Company immediately of any and all creations, discoveries, inventions or other developments made by me (either alone or with others) that relate to the business of the Company or relate to research and development in which I was involved during the course of my employment by the Company. Any such creation, discovery, invention or other development relating to the Company's business made by me (either alone or with others) within one (1) year following the termination of my employment shall be presumed to be owned by the Company. e. Inventions Not Assigned to Company. I understand and acknowledge that the assignment of Developments under this Agreement does not apply to an invention which qualifies fully for protection under section 2870 California Labor Code section, a copy of which is attached as Appendix A, which pertains to any rights I may have acquired in connection with an invention, discovery or improvement that was developed entirely on my own time for which no equipment, supplies, facilities or trade secret information of the Company was used and (a) that does not relate directly or indirectly to the business of the Company or to the Company's actual or demonstrably anticipated research or development, or (b) that does not result from any work performed by me for the Company. f. Disclosure of Prior Inventions. I represent that the creations, discoveries, inventions or other developments identified in Appendix B attached hereto ("Prior Developments"), if any, comprise all the Prior Developments that I made or conceived prior to my employment by the Company, which Prior Developments are excluded from this Agreement. I understand that it is only necessary to list the title of such Prior Developments and the purpose thereof, but not details of the Prior Development itself. IF THERE ARE ANY SUCH

DEVELOPMENTS TO BE EXCLUDED, THE UNDERSIGNED SHOULD INITIAL HERE; OTHERWISE IT WILL BE DEEMED THAT THERE ARE NO SUCH EXCLUSIONS. 4. Nondisclosure and Nonuse of Confidential Information: I shall not at any time, whether during or after the termination of my employment, reveal to any person or entity any Confidential Information except to employees of the Company who need to know such Confidential Information for the purposes of their employment, or as otherwise authorized by the Company in writing. The term "Confidential Information" shall include any information concerning the organization, business or finances of the Company or of any third party which the Company is under an obligation to keep confidential that is maintained by the Company as confidential. Such Confidential Information shall include, but is not limited to, trade secrets or confidential information respecting methods, scientific data or experiments, clinical data, know- how, techniques, systems, processes, specifications, blueprints, formulae, devices, models, software programs, works of authorship, customer lists, customer information, financial information, pricing or commission information, business plans, projects, plans and proposals. I shall keep confidential all matters entrusted to me and shall not use or attempt to use any Confidential Information except as may be required in the ordinary course of performing my duties as an employee of the Company, nor shall I use any Confidential Information in any manner which may injure or cause loss or may be calculated to injure or cause loss to the Company, whether directly or indirectly. I further recognize that Confidential Information may be embodied in hard-copy documents, electronic records and also the content of my memories of information that I had access to during my employment with the Company. Some of the Confidential Information may be further protected under California law as a trade secret as that term is defined in the Uniform Trade Secrets Act (Civil Code section 3426.1011) 5. Nonsolicitation of Customers and Employees: I agree that the Company has invested substantial time, effort and expense in compiling its confidential and trade secret information and in assembling its present personnel and customers. In order to protect the confidentiality of the Company's sensitive information, I agree that, during my employment and for one (1) year thereafter, I shall not do the following: a. directly or indirectly solicit in any way any customer of the Company with the use or assistance of Confidential Information of the Company that I obtained during my employment for the purpose of engaging in or assisting in soliciting business from that customer; b. solicit any person who is then in the employ of the Company to leave the employ of the Company; or c. aid, assist or counsel any other person, firm or corporation to do any of the above. 6. Return of Property: I shall keep on Company's premises (except when required elsewhere in connection with the conduct of Company's business) and shall deliver to Company upon termination of my employment all writings related to the business of Company, and all documents, equipment, materials and other personal property belonging to Company. I further agree not to make or retain any copy, duplication, facsimile, reproduction or replication of any of the foregoing except as necessary to perform my duties as an employee of the Company. This provision pertains to hard copy documents and any and all electronic records. 7. No Violation Of Prior Trade Secret Or Non-Competition Agreements: I represent that the performance of all the terms of this Agreement as an employee of this Company will not conflict with, and will not breach, any other development assignment agreement, confidentiality agreement, employment agreement or non-competition agreement to which I am or have been a party. To the extent that I have confidential information or materials of any former employer of mine, I acknowledge that the Company has directed me to not disclose such confidential information or materials to the Company or any of its employees, and that the Company prohibits me from using said confidential information or materials in any work that I may perform for the Company, and I will not bring with me to the Company, and will not use or disclose any confidential, proprietary information, or trade secrets acquired by me prior to my employment with the Company. I will not disclose to the Company or any of its employees, or induce the Company or any of its employees to use, any confidential or proprietary information or material belonging to any previous employers or others, nor will I bring to the Company or use in connection with my work for the Company copies of any software, computer files, or any other copyrighted or trademarked materials except those owned by or licensed to the Company. I am not a party to any other agreement that will interfere with my full compliance with this Agreement. I further agree not to enter into any agreement, whether written or oral, in conflict with the provisions of this Agreement. 8. Choice of Law: This Agreement shall be construed and governed by the laws of the State of California. 9. No Waiver: The waiver of any breach of this Agreement shall not constitute a waiver of subsequent similar of dissimilar breaches of this Agreement, or a waiver of any of the obligations contained herein. 10. Assignment: The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors and assigns. 11. Right to Notify: I recognize the right of Company to notify any third party of the existence of this Agreement and/or its provisions and/or my agreeing to it. 12. Severability: Should a provision or part of a provision of this Agreement be found as a matter or law to be invalid, such finding shall not have the effect of invalidating the remainder of this Agreement and the provision or part thereof as to which such finding of invalidity is made shall be interpreted so as to be ineffective only to the extent of such invalidity without invalidating the remainder of such provision or part thereof or any of the other provisions of this Agreement. 13. Breach: I agree that any breach of this Agreement by me will cause irreparable damage to the Company and that in the event of such breach the Company shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief to prevent the violation of my obligations hereunder. EMPLOYEE: Signed: /s/ John Northcott Name: John Northcott Dated: November 26, 2019

Nektar Therapeutics By: /s/ Dorian Hirth Title: Sr Vice President, Human Resources Dated: 12/4/2019 Nektar Therapeutics - Confidential May 2009 APPENDIX A Section 2870 of California Labor Code: Application of provision providing that employee shall assign or offer to assign rights in invention to employer. a. Any provision and employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities or trade secret information except for those inventions that either: 1 Relate at the time of conception or reduction to practice ·of the invention to the employer's business, or actual or demonstrably ariticipated research or development of the employer; or 2 Result from any work performed by the employee for the employer. b. To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be +assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable. Nektar Therapeutics - Confidential May 2009

Nektar Therapeutics – Confidential APPENDIX B PRIOR INVENTIONS